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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                                                   EXHIBIT 10.66

                        DEVELOPMENT AND LICENSE AGREEMENT

                                 BY AND BETWEEN

                          AMYLIN PHARMACEUTICALS, INC.

                                       AND

                       NASTECH PHARMACEUTICAL COMPANY INC.

                                  JUNE 21, 2006

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                        DEVELOPMENT AND LICENSE AGREEMENT

     This Development and License Agreement (this "AGREEMENT") is effective as of June 21, 2006 (the "EFFECTIVE DATE"), and is entered into by and between AMYLIN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware ("AMYLIN") and NASTECH PHARMACEUTICAL COMPANY INC., a corporation organized and existing under the laws of the State of Delaware ("NASTECH").

                                    RECITALS

     WHEREAS, Amylin owns or controls certain patent rights and know-how relating to the Exendin-4 Compound (as defined below);

     WHEREAS, Nastech owns or controls certain patent rights and know-how useful in formulating pharmaceuticals for intranasal administration;

     WHEREAS, Nastech and Amylin previously entered into that certain Confidential Disclosure Agreement dated as of November 11, 2003 (the "CONFIDENTIALITY AGREEMENT") and that certain Feasibility Study Agreement dated as of November 4, 2004 (the "FEASIBILITY AGREEMENT");

     WHEREAS, based upon the results to date of certain non-clinical studies performed pursuant to the Feasibility Agreement, Amylin has determined that the intranasal administration of Exendin-4 Compound shows sufficient promise to justify further development; and

     WHEREAS, Amylin and Nastech wish to enter into this Agreement in accordance with the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     1.1 "ACTIVE DRUG SUBSTANCE" means either the Exendin-4 Compound (currently marketed by Amylin as Byetta(R)) or, if the parties agree to a Substitute Compound as provided in Section 3.1(c), the Substitute Compound then being developed, in each case prior to its combination with any other excipient or molecule (whether such molecule is therapeutically active or has no therapeutic activity) or any molecule used to enable permeation of a drug across membranes.

     1.2 "ADS MANUFACTURING METHOD" means any method of manufacturing the Active Drug Substance alone and not in combination with any excipients or other molecules.


                                       1.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     1.3 "AFFILIATE" means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which (directly or indirectly) is controlled by, controls or is under common control with another entity. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to an entity, shall mean the possession (directly or indirectly) of more than fifty percent (50%) of the outstanding voting securities of a corporation or comparable equity interest in any other type of entity or such lesser percentage of outstanding voting securities or other equity interest that provides the holder with power to govern the policies or appoint management of a corporation or other entity under applicable law in any jurisdiction outside of the United States, or otherwise having the power to govern the financial and the operating policies or to appoint the management of such entity.

     1.4 "AFTER-ACQUIRED TECHNOLOGY" means any Confidential Information, Patent or Patent Application which relates to the manufacture, use or sale of any compound or intranasal formulations of any compound where the rights to such Confidential Information, Patent or Patent Application (a) are developed by a party outside the Study and the Development Program after the Effective Date or
(b) are acquired by a party from a Third Party after the Effective Date, whether by the direct purchase or license of such Confidential Information, Patent or Patent Application, as the result of the acquisition of or merger with such Third Party or otherwise.

     1.5 "AMYLIN INDEMNITEE" has the meaning ascribed to such term in Section 10.1(b).

     1.6 "AMYLIN INVENTIONS" has the meaning ascribed to such term in Section 8.1(b)(i).

     1.7 "AMYLIN KNOW-HOW" means, to the extent it is Controlled by Amylin or any of its Affiliates as of the Effective Date or becomes Controlled by Amylin or any of its Affiliates at any time during the Development Term, (a) all Confidential Information not included in the Amylin Patents or Joint Patents that is necessary for Nastech to perform its obligations under the Development Program, (b) all Confidential Information previously provided to Nastech by Amylin pursuant to the Confidentiality Agreement, and (c) all Confidential Information previously provided to Nastech by Amylin pursuant to the Feasibility Agreement. For purposes of clarity, Amylin Know-How shall not include any Proprietary Substances other than the Proprietary Substances that Amylin is required to make available under the Development Plan, or as otherwise provided in writing in the Development Plan and shall exclude all After-Acquired Technology that becomes Controlled by Amylin or any of its Affiliates after the Effective Date.

     1.8 "AMYLIN PATENTS" means, to the extent Controlled by Amylin or its Affiliates as of the Effective Date or at any time during the Development Term, all Patents and Patent Applications that claim inventions necessary for Nastech to perform its obligations under the Development Program, but excluding the Joint Patents. For clarification, Amylin Patents includes all Patents and Patent Applications that claim or disclose Amylin Inventions, but excludes all After-Acquired Technology that becomes Controlled by Amylin or any of its Affiliates after the Effective Date.

     1.9 "AMYLIN TECHNOLOGY" means the Amylin Patents and the Amylin Know-How.


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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     1.10 "CALENDAR QUARTER" means each respective period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

     1.11 "CALENDAR YEAR" means each respective period of twelve (12) consecutive calendar months ending on December 31.

     1.12 "C.F.R." means the United States Code of Federal Regulations.

     1.13 "CHANGE PROPOSAL" has the meaning ascribed to such term in Section
2.3.

     1.14 "CLAIM" has the meaning ascribed to such term in Section 10.1(a).

     1.15 "COMBINATION PRODUCT" has the meaning ascribed to such term in Section 1.50.

     1.16 "COMPETITIVE PROGRAM" has the meaning ascribed to such term in Section 2.1(b).

     1.17 "CONFIDENTIAL INFORMATION" means any scientific, technical, trade or business information possessed or obtained by, developed for or given to a party which is treated by such party as confidential or proprietary including, without limitation, formulations, techniques, methodology, assay systems, animal models, formulae, procedures, tests, equipment, data and results (including pharmacological, toxicological, clinical and pre-clinical test data and results), computer software (including, without limitation, object code and source code), documentation, inventions (whether patentable or not), reports, know-how, sources of supply, patent positioning and related documentation, relationships with consultants and employees, business plans and business developments, information concerning the existence, scope or activities of any research, development, manufacturing, marketing or other projects of the disclosing party, and any other confidential information about or belonging to such party's suppliers, licensors, licensees, partners, affiliates, customers, potential customers or others. "Confidential Information" does not include information which:

          (A) was known to the receiving party at the time it was disclosed, other than by previous disclosure by the disclosing party, as evidenced by the receiving party's written records at the time of disclosure;

          (B) at the time of disclosure or later, is or becomes publicly known under circumstances involving no breach of this Agreement;

          (C) is lawfully and in good faith made available to the receiving party by a third party who did not derive it, directly or indirectly, from the disclosing party; or

          (D) is independently developed by a receiving party without the use of the disclosing party's Confidential Information.

The fact that a particular item of know-how or information does not at the time of disclosure or generation qualify as (or subsequently ceases to qualify as) Confidential Information by virtue of one or more of the exclusions specified in the definition of Confidential Information set forth


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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

herein (the "EXCLUDED ITEM") will not relieve the receiving party from its obligation of confidentiality and non-use as to any other item of Confidential Information of the disclosing party or as to the relationship of the Excluded Item to any other item of Confidential Information of the disclosing party.

For clarification, Confidential Information does not include Proprietary Substances.

     1.18 "CONTROL" or "CONTROLLED" means, with respect to any Confidential Information, Proprietary Substances, Patent or other intellectual property right, the possession by a party of the ability (whether by ownership, license or otherwise) to grant access, a license or a sublicense to such Confidential Information, Proprietary Substances, patent or other intellectual property right without violating the terms of any agreement or other arrangement between such party and any Third Party and without violating any other rights of such Third Party while (solely in the case of Proprietary Substances) simultaneously having the ability to exclude access to or prevent the use of such Proprietary Substances in the absence of an agreement granting such access or use.

     1.19 "DEVELOPMENT PLAN" has the meaning ascribed to it in Section 2.1.

     1.20 "DEVELOPMENT PROGRAM" has the meaning ascribed to it in Section 2.1.

     1.21 "DEVELOPMENT TERM" has the meaning ascribed to it in Section 9.1.

     1.22 "DOLLAR PURCHASE RATE" has the meaning ascribed to such term in
Section 6.3.

     1.23 "EUROPEAN UNION" means all countries that are officially recognized as member states of the European Union.

     1.24 "EXENDIN-4 COMPOUND" means the molecule known as Exendin-4 and with the chemical structure described in Exhibit E. Exendin-4 Compound shall include any chemical compounds with alternative names but with the same chemical structure as the Exendin-4 Compound [***]

     1.25 "EXISTING NASTECH KNOW-HOW" means the Nastech Know-How Controlled by Nastech or any of its Affiliates as of the Effective Date.

     1.26 "EXISTING NASTECH PATENTS" means the Patents and Patent Applications listed on EXHIBIT A hereto.

     1.27 "EXISTING NASTECH TECHNOLOGY" means the Existing Nastech Patents and the Existing Nastech Know-How.

     1.28 "FDA" means the United States Food and Drug Administration, or any successor agency thereto having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States.


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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     1.29 "FDCA" means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. Sections 301 et seq. and the regulations promulgated thereunder, as may be amended from time to time.

     1.30 "FIELD" means the treatment and/or prevention of any disease or disorder in humans or animals.

     1.31 "FIRST COMMERCIAL SALE" means, as to sales of a Product in a particular country, the first sale of a Product to a Third Party in such country by Amylin or any of its sublicensees or any of their respective Affiliates after Marketing Authorization has been obtained for such Product in such country. Sales in such country for clinical study purposes or compassionate, named patient use or under Treatment Investigational New Drug programs or other similar uses will not constitute a First Commercial Sale in such country.

     1.32 "FTE" means the full-time equivalent of an employee or consultant working [***] hours in any [***] period.

     1.33 "GAAP" means United States generally accepted accounting principles consistently applied.

     1.34 "GLP-1 COMPOUND" means glucagon-like peptide 1 and any derivative or analog of glucagon-like peptide 1.

     1.35 "INDEMNIFICATION NOTICE" has the meaning ascribed to such term in
Section 10.2.

     1.36 "INTRANASAL FORMULATION" means a chemical formulation that is designed for intranasal administration and enables a therapeutically active molecule to cross the nasal epithelial membrane (including tight junctions), together with all components of such formulation.

     1.37 "INVENTIONS" means any and all inventions, discoveries and developments which arise directly in the course of conducting work pursuant to a Development Plan after the Effective Date, whether or not patentable, whether made, conceived or reduced to practice solely by one or more employees or contractors of Amylin, solely one or more employees or contractors of Nastech or jointly by one or more employees or contractors of Amylin and one or more employees or contractors of Nastech.

     1.38 "JOINT INVENTIONS" has the meaning ascribed to such term in Section 8.1(b)(iii).

     1.39 "JOINT PATENTS" means any and all Patent Applications filed after the Effective Date and any and all Patents issuing from any such Patent Applications that claim or disclose any Inventions determined to be Joint Invention in accordance with Section 8.1(b)(iii) hereof, and all Patents and Patent Applications which arise from, or are based upon, any such Patents or Patent Applications.

     1.40 "LATE PAYMENT RATE" means a rate per annum that is one percent (1%) higher than the prime rate reported in the New York edition of The Wall Street Journal (or if The Wall


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Street Journal is no longer published, then such other leading daily business and financial periodical of general circulation as the parties may reasonably agree) on the last date of publication preceding the date payment was due; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate.

     1.41 "LICENSED INTRANASAL FORMULATION" means an Intranasal Formulation (a) the composition of matter, manufacture or use of which either (i) is within the scope of any Valid Claim of a Nastech Patent or Joint Patent or (ii) employs any Nastech Know-How or Joint Invention and (b) in which the sole therapeutically active molecule is the Active Drug Substance. For clarification, "Licensed Intranasal Formulation" shall not include any Intranasal Formulation which includes the Active Drug Substance in combination with any other therapeutically active molecule, whether such other molecule is chemically separate or is part of a chimeric or hybrid compound or peptide which combines or links the Active Drug Substance with such other molecule.

     1.42 "LOSSES" has the meaning ascribed to such term in Section 10.1(a).

     1.43 "MANUFACTURING RIGHTS NOTICE" has the meaning ascribed to such term in
Section 3.5(b).

     1.44 "MARKETING AUTHORIZATION" means, on a Product-by-Product and country-of-sale-by-country-of-sale basis, the issuance or granting of all approvals necessary to market and sell such Product in such country (including, without limitation, all applicable pricing and governmental reimbursement approvals even if not legally required to sell such Product in such country of sale); provided, however, that if the First Commercial Sale of such Product in a specific jurisdiction occurs prior to receipt of such pricing or governmental reimbursement approval for such jurisdiction, then Marketing Authorization will be deemed to have been obtained.

     1.45 "MILESTONE EVENT" has the meaning ascribed to such term in Section
5.1.

     1.46 "MILESTONE PAYMENT" has the meaning ascribed to such term in Section 5.1.

     1.47 "NASTECH INDEMNITEE" meaning ascribed to such term in Section 10.1(a).

     1.48 "NASTECH INVENTIONS" has the meaning ascribed to such term in Section 8.1(b)(ii).

     1.49 "NASTECH KNOW-HOW" means, to the extent it is Controlled by Nastech or any of its Affiliates as of the Effective Date or becomes Controlled by Nastech or any of its Affiliates at any time during the Term, all Confidential Information (other than After-Acquired Technology, which is addressed in Section 8.5) not included in the Nastech Patents or Joint Patents that is necessary for Amylin to develop, manufacture, have manufactured, use, sell, offer for sale or import any Licensed Intranasal Formulation, including, in each case, any replication of any part of any of the foregoing Confidential Information. For clarification, Nastech Know-How includes all Nastech Inventions.


                                        6

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     1.50 "NASTECH PATENTS" means (a) all of the Existing Nastech Patents, (b) any Patent whether now existing or hereafter filed, arising from or based upon, any of the Existing Nastech Patents (including without limitation any continuation-in-part of an Existing Nastech Patent) and any Patents issuing from any Patent Application included in the Existing Nastech Patents or from any Patent Application covered by this clause (b), (c) any Patent or Patent Application which becomes Controlled by Nastech or any of its Affiliates at any time during the Term (other than After-Acquired Technology, which is addressed in Section 8.5) that claims inventions necessary for Amylin to develop, use, sell, offer for sale or import any Licensed Intranasal Formulation, and (d) subject to Section 3.5, any Patent or Patent Application which is now or becomes Controlled by Nastech or any of its Affiliates at any time during the Term (other than After-Acquired Technology, which is addressed in Section 8.5) that claims inventions necessary for Amylin to manufacture or have manufactured any Licensed Intranasal Formulation or Product, but in each case under clauses (c) and (d) excluding the Joint Patents. For clarification, Nastech Patents include all Patents and Patent Applications that claim or disclose Nastech Inventions.

     1.51 "NASTECH TECHNOLOGY" means the Nastech Patents and Nastech Know-How.

     1.52 "NDA" means a New Drug Application (as more fully defined in 21 C.F.R.
Part 314.5 et seq.) and all amendments and supplements thereto filed with the FDA, including all documents, data and other information concerning a pharmaceutical product which are necessary for gaining Marketing Authorization to market and sell such pharmaceutical product in the United States.

     1.53 "NEGOTIATION NOTICE" has the meaning ascribed to such term in Section 3.5(a).

     1.54 "NET SALES" means the gross amounts invoiced by or on behalf of Amylin, its Affiliates, any sublicensees of Amylin or any Affiliate of any such sublicensee for sales of Products to Third Parties that are not Affiliates or sublicensees of the selling party (unless such Affiliate or sublicensee is the end user of such Product, in which case the amount billed therefor shall be deemed to be the amount that would be billed to a Third Party end user in an arm's-length transaction), less the following deductions (determined in accordance with GAAP, as consistently applied by Amylin) to the extent such deduction is (i) included in the gross invoiced sales price of any Product or
(ii) directly paid or incurred by Amylin, its Affiliates or sublicensees with respect to such sales, and (iii) not previously deducted in the calculation of Net Sales:

          (A) normal and customary trade and quantity discounts actually allowed and properly taken directly with respect to sales of the Product [***];

          (B) amounts repaid or credited by reasons of defects, rejection, recalls, returns, rebates and allowances of goods or because of retroactive price reductions specifically identifiable to the Product;

          (C) chargebacks and other amounts paid on sale or dispensing of such Product;


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          (D) amounts paid resulting from governmental, regulatory or agency mandated rebate programs;

          (E) tariffs, duties, excise, sales, value-added and other taxes (other than taxes based on income);

          (F) retroactive price reductions that are actually allowed or granted;

          (G) cash discounts actually granted for timely payment;

          (H) delayed ship order credits actually granted;

          (I) discounts actually granted pursuant to indigent patient programs and patient discount programs, including, without limitation, "Together Rx" and coupon discounts (in the case of discounting for reimbursement contracts with managed care or government reimbursement agencies, such discounts not to exceed the average discount per unit in any year for other formulations of Exendin-4 sold for the same indication marketed by Amylin or its sublicensees or their respective Affiliates);

          (J) charges for freight, postage and insurance;

          (K) amounts repaid or credited for uncollectible amounts on previously sold products; and

          (L) any other specifically identifiable amounts satisfying the requirements of clauses (i) or (ii), and (iii) above, to the extent such amounts are customary exclusions from net sales calculations in the pharmaceutical industry for reasons substantially equivalent to those listed above and are reasonable in amount relative to similar deductions taken by Amylin in calculating net sales of its other products.

     For the purposes of this Agreement, in the event Product is sold in a package which includes any other product or service (a "Combination Product"), the Net Sales of such Product shall be determined by multiplying the Net Sales (as defined above) of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in a particular country of a Product containing the same strength of Active Drug Substance which Product (during the applicable measuring period) has been sold separately without any other product or service, and B is the weighted (by sales volume) average sale price in that country of the other product(s) or services of comparable strength or utility, which other product or service (during the applicable measuring period) has been sold separately (each, a "Separate Product"). In the event that an average sale price for the applicable measuring period cannot be determined for the Separate Product in that country, the Net Sales for the purposes of determining royalty payments shall be determined by multiplying the Net Sales (as defined above) of the Combination Product by the fraction, A/D where A is the weighted (by sales volume) average sale price in that country of the Product which (during the applicable measuring period) has been sold separately, and D is the weighted (by sales volume) average sale price in that country of the Combination Product during the applicable measuring period. In the event that such average sale price cannot be determined for the Product sold separately in the applicable country, the Net


                                       8

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Sales for the purposes of determining royalty payments shall be mutually agreed upon by the parties based on the relative value contributed by each component of the Combination Product, such agreement not to be unreasonable withheld or delayed.

     1.55 "PATENT APPLICATIONS" means any and all applications for United States and foreign patents, including, without limitation, provisional applications, non-provisional applications, PCT, EP or other international treaty convention applications, and foreign national stage applications, as well as any re-examinations, conversions, continuations, divisionals, continuations-in-part, substitutions, supplemental protection certificates and inventor's certificates relating to any issued Patent.

     1.56 "PATENTS" means any and all issued United States and foreign patents, and any and all reissues, renewals, extensions and term restorations.

     1.57 "PHASE 2 CLINICAL TRIAL" means a human clinical trial of a drug using a protocol that is designed to gain evidence of efficacy in the proposed therapeutic indication, determine optimal dosage and regimen, and obtain expanded evidence of safety for such drug, as more fully defined under the rules and regulations of the FDA (including in 21 C.F.R. Part 312.21(b), as amended and updated).

     1.58 "PHASE 3 CLINICAL TRIAL" means a pivotal clinical study of a drug in patients using a protocol that is designed to establish safety and efficacy of such drug and which could be used for the purpose of preparing and submitting an NDA to the FDA, as more fully defined under the rules and regulations of the FDA (including 21 C.F.R. Part 312.21(c), as amended and updated).

     1.59 "PRODUCT" means a pharmaceutical product that includes a Licensed Intranasal Formulation, (a) which product is (i) administered to human patients by means of intranasal administration in a Phase 2 or Phase 3 Clinical Trial or
(ii) marketed for intranasal administration.

     1.60 "PROGRAM DATA" means any and all data and results (including pharmacological, toxicological, clinical and pre-clinical test data and results and analytical and quality control data) generated by Nastech or Amylin in the performance of the Development Program.

     1.61 "PROPRIETARY SUBSTANCES" means any compounds, compositions of matter, cells, cell lines, and other physical, biological or chemical materials Controlled by a party or any of its Affiliates and provided to the other party pursuant to this Agreement.

     1.62 "REQUIRED LICENSE" has the meaning ascribed to such term in Section 5.2(c).

     1.63 "SEPARATE PRODUCT" has the meaning ascribed to such term in Section 1.50.

     1.64 "STUDY" has the meaning ascribed to such term in the Feasibility Agreement.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     1.65 "STUDY DATA" means any and all data and results (including pharmacological, toxicological, clinical and pre-clinical test data and results and analytical and quality control data) generated by Nastech or Amylin in the performance of the Study.

     1.66 "STUDY RIGHTS AND TECHNOLOGY" means all inventions, improvements, discoveries, processes and formulations discovered, conceived or reduced to practice directly in the course of conducting the Study, together with all intellectual properties and other rights therein and thereto.

     1.67 "SUBSTITUTE COMPOUND" shall mean a derivative or analog of the Exendin-4 Compound which the parties agree as provided in Section 3.1(c) shall constitute the Active Drug Substance to be commercialized by Amylin in place of the Exendin-4 Compound and for all other purposes of this Agreement. [***]

     1.68 "SUPPLY AGREEMENT" has the meaning ascribed to such term in Section 3.5(b).

     1.69 "TERM" has the meaning ascribed to such term in Section 9.1(b).

     1.70 "TERRITORY" means all of the countries in the world, and their respective territories and possessions.

     1.71 "THIRD PARTY" means an entity other than Amylin or Nastech, their respective sublicensees or the Affiliates of any of Amylin, Nastech or such sublicensee.

     1.72 "UNITED STATES" or "U.S." means the fifty states of the United States of America and the District of Columbia, and all other territories, protectorates and possessions of the United States of America (other than the District of Columbia).

     1.73 "U.S.C." means the United States Code.

     1.74 "VALID CLAIM" means any claim set forth in a Nastech Patent or Joint Patent (including, for clarification, in any pending Patent Application for a Nastech Patent or Joint Patent), which Nastech Patent or Joint Patent (a) has not expired, been revoked or cancelled, been declared invalid, unpatentable, or unenforceable by a final decision of a court or government agency of competent jurisdiction, from which decision no further appeal or other legal recourse is possible, (b) has not been withdrawn, disclaimed, denied, admitted by the owner or its successor or assigns to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise and (c) with respect to a particular pending Patent Application within the Nastech Patents or Joint Patents, as applicable, in any given country, has not been pending for more than five (5) years from the initial filing date of such Patent Application in such country or international filing date, whichever comes earlier.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                    ARTICLE 2

                               DEVELOPMENT PROGRAM

     2.1 DEVELOPMENT PROGRAM.

          (A) Separate and apart from the grants of any rights pursuant to this Agreement, the parties intend to conduct, under Amylin's direction, a program of research and development regarding the Licensed Intranasal Formulation during the Development Term (the "DEVELOPMENT PROGRAM"). As part of the Development Program, at Amylin's request, Nastech may provide certain agreed-upon services. In the event Amylin wishes for Nastech to perform any services under the Development Program, Amylin shall submit a written plan which will (after acceptance in accordance with this Section 2.1) be attached hereto as a new "Development Plan No. ____" as part of EXHIBIT B (each, a "DEVELOPMENT PLAN" and collectively, the "DEVELOPMENT PLANS"). Each Development Plan shall be signed by both parties and shall set forth, upon terms mutually agreeable to the parties, specific obligations to be performed by each party in connection with such Development Plan, the time line and schedule for the performance of such obligations and the compensation to be paid by Amylin to Nastech for the provision of its services under such Development Plan (such terms to be generally consistent with those terms agreed to by the parties under the Feasibility Agreement), as well as any other relevant terms and conditions. If such services include the development of specific deliverables, the specifications of such deliverables shall be set forth on the relevant Development Plan. The Development Program shall be performed pursuant to the terms set forth herein and in the Development Plans. Each of the parties shall designate one employee to be such party's point of contact with the other party regarding work to be performed by it pursuant to the Development Program.

          (B) The parties acknowledge that Nastech is currently and may in the future engage in other programs on its own behalf or on behalf of Third Parties involving the development and commercialization for similar purposes of GLP-1 Compounds or other peptides similar to the Exendin-4 Compound ("COMPETITIVE PROGRAMS"). [***]

     2.2 CONDUCT OF THE DEVELOPMENT PROGRAM. Each of the parties shall use commercially reasonable efforts to perform its obligations under each Development Plan, including allocation of sufficient time, effort, equipment and facilities necessary to perform its obligations under such Development Plan and use of personnel with sufficient skills and experience as are required to accomplish such party's responsibilities under such Development Plan. Each party shall conduct its responsibilities under such Development Plan in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations and all applicable good laboratory practices. Each party shall immediately notify the other in writing of any deviations by such party from applicable regulatory or legal requirements in the course of performing its responsibilities under such Development Plan. Each party hereby covenants to the other that neither such party nor any of its employees or contractors who perform any services under such Development Plan will have been debarred, or convicted of a crime for which a person can be debarred, under 21 U.S.C. Section 335a of the FDCA, and each party covenants that it will not employ or otherwise use in any capacity the services of any person debarred under 21 U.S.C. Section 335a of the FDCA in performing


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

any work under such Development Plan. If during the Development Term, a party or any individual or entity employed or otherwise used by such party in performing work under a Development Plan becomes debarred or disqualified, or receives notice of an action or threat of an action with respect to debarment or disqualification, such party shall immediately notify the other party and such party, or such individual or entity, as applicable, shall no longer be allowed to perform services under any Development Plan.

     2.3 CHANGE PROPOSALS. In the event that Amylin wishes to change the tasks to be performed, or the scope of a task or other term within a Development Plan, Amylin shall submit to Nastech a written change proposal, which may include a request for information related to the Development Program necessary to finalize the terms of such change proposal (each, a "CHANGE PROPOSAL"). Within [***] following receipt of a Change Proposal, Nastech will provide Amylin with a written response indicating one or more of the following: (a) if the Change Proposal requests additional information, any information then in its Control which is requested in such Change Proposal or, if such information cannot reasonably be obtained within such [***] period, then an indication of the approximate date by which Nastech will be able to supply such information; (b) if Nastech believes that the Change Proposal will result in additional costs, a good faith estimate of the cost impact of the Change Proposal to the budget of the Development Plan; and (c) if Nastech reasonably believes that it cannot accept the Change Proposal without modification (other than costs), a reasonably detailed description of the required modification of the Change Proposal. The parties shall negotiate in good faith any changes to the budget of the Development Plan resulting from the anticipated cost impact of the Change Proposal and any other modifications of the Change Proposal prior to Nastech's formal acceptance or rejection of such Change Proposal. If a Change Proposal does not request information, add to costs or require modification, Nastech shall advise Amylin in writing within such [***] period of Nastech's written acceptance of the Change Proposal. [***] If Nastech begins to adhere to a Change Proposal or does not deliver the notice required by this Section 2.3 within the specified [***] period, Nastech will be deemed to have accepted such Change Proposal. The submission or reasonable rejection of a Change Proposal will not constitute a breach of this Agreement.

     2.4 SUBCONTRACTS. Nastech may perform some of its obligations under a Development Plan through one or more subcontractors with Amylin's prior written consent. Notwithstanding any such consent, Nastech shall remain at all times fully liable for the performance of its responsibilities under such Development Plan and for the compliance of its subcontractors with the obligations imposed on Nastech by this Agreement. Without limiting the foregoing, Nastech shall ensure that each such subcontractor undertakes in writing obligations of record keeping, confidentiality, and ownership of data and intellectual property rights that are substantially the same as those undertaken by Nastech pursuant to
Section 2.5 and Section 8.1 hereof and by Amylin subcontractors pursuant to
Section 3.5(e)(ii).

     2.5 RECORDS, DATA AND REPORTS.

          (A) RECORDS. Nastech shall maintain records of the performance of its obligations under the Development Program, in good scientific manner and in sufficient detail appropriate for patent and regulatory purposes and to permit Amylin to examine or audit the performance of the Development Program. Such records shall fully and properly reflect all work


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

done and results achieved in the performance of the Development Program by Nastech or its permitted subcontractors.

          (B) COPIES AND INSPECTION OF RECORDS. Amylin shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of Nastech referred to in Section 2.5(a). Upon request, Nastech shall at Amylin's expense provide copies of the records of Nastech described in Section 2.5(a) above. All Program Data disclosed therein shall be Confidential Information of Amylin, provided that, for clarification, to the extent such records contain information or Invention disclosures in addition to Program Data, ownership of such additional information or Invention disclosures shall be allocated as set forth in Article 8 hereof. Amylin shall have the right to arrange for its employees and/or contractors involved in the Development Program to visit the offices and laboratories of Nastech and any permitted subcontractors of Nastech as permitted under Section 2.4 during normal business hours and upon reasonable notice, and to examine or audit the work performed by Nastech or such subcontractors under the Development Program.

          (C) [***]

          (D) REPORTS. Nastech shall promptly provide written reports of the status of its activities under each Development Plan and the results from its performance of such activities, including any Program Data generated by Nastech, in accordance with a schedule agreed upon by the parties, which, in the absence of such agreement, shall be at least quarterly.

     2.6 MATERIALS TRANSFER. In order to facilitate the Development Program, a Development Plan may require that a party provide the other party with sufficient quantities of Proprietary Substances as set forth in such Development Plan. In the event that a Development Plan requires a transfer of Proprietary Substances from one party to the other party, the receiving party shall use the Proprietary Substances supplied by the other party solely for the purposes of carrying out its respective activities under the applicable Development Plan in accordance with the terms of this Agreement and, consistent with the licenses granted under this Agreement. Neither party shall transfer, deliver or disclose any such Proprietary Substances of the other party, or any derivatives, analogs, modifications or components thereof, to any Third Party without the prior written approval of the providing party [***] The Proprietary Substances are not to be used in humans, except as contemplated by this Agreement or the applicable Development Plan and permitted by applicable law. Any unused Proprietary Substances supplied by one party to the other shall be, at the supplying party's option, either returned to the supplying party, or destroyed in accordance with instructions by the supplying party. ALL PROPRIETARY SUBSTANCES SUPPLIED BY EITHER PARTY ARE PROVIDED "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.

     2.7 TERMINATION OF DEVELOPMENT PROGRAM. Amylin shall have the right to terminate the Development Program either with or without cause at any time on ninety (90) days prior written notice; provided, however, that termination of the Development Program shall not


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

constitute termination of this Agreement in the absence of a separate written notice of termination of this Agreement duly given in accordance with Article 9 hereof.

                                    ARTICLE 3

                             LICENSES; MANUFACTURING

     3.1 LICENSE GRANTS.

          (A) GRANT TO AMYLIN. In consideration of the payment of the royalties and milestone payments specified in Article 5, and subject to the terms and conditions of this Agreement:

               (I) Nastech hereby grants to Amylin and its Affiliates during the Term an exclusive (even as to Nastech, except to allow Nastech to perform its obligations under the Development Program), worldwide, royalty-bearing (under
Section 5.2) license (with the right to sublicense through multiple tiers of sublicense on the terms specified herein) under the Nastech Technology, Nastech Inventions, Joint Inventions and Joint Patents (A) to develop, use, offer for sale, sell, have sold and import Products (including, without limitation, any Licensed Intranasal Formulation included therein) in the Field in the Territory, and (B) subject to Section 3.5, to make, have made and import Licensed Intranasal Formulations in order to make, have made, use, offer for sale, sell, have sold and import Products.

               (II) Subject to Section 3.5, Nastech hereby grants to Amylin the right to grant sublicenses permitting Third Parties to exercise, in furtherance of the purposes of this Agreement, one or more of the rights granted to Amylin hereunder in the Territory; provided that (A) Amylin shall provide Nastech with reasonable notice of any such sublicense and the identity of the sublicensee, and (B) Amylin shall remain liable to Nastech for such sublicensee's exercise of any of Amylin's rights and such sublicensee's performance of Amylin's obligations under this Agreement, including, but not limited to, payment of royalties, keeping of records and reporting of sales as if the sublicensee's sales were made by Amylin. Any such sublicensee may grant further sublicenses subject to the provisions of this subsection (ii). [***]

          (B) GRANT TO NASTECH. Subject to the terms and conditions of this Agreement, each Development Plan will include the grant by Amylin to Nastech of a non-exclusive, non-transferable, royalty-free license, without the right to sublicense, under any Amylin Technology necessary to perform its obligations under such Development Plan in accordance with Article 2 solely for use by Nastech in performing such obligations under such Development Plan in accordance with Article 2, provided that any such license shall automatically terminate upon the completion of services to be performed under the applicable Development Plan.

          (C) SUBSTITUTE COMPOUND. The parties acknowledge and agree that, as of the date hereof, the Active Drug Substance for all purposes under this Agreement is the Exendin-4 Compound. From time to time during the term of this Agreement, Amylin shall have the right in its sole discretion to replace the Exendin-4 Compound or any Substitute Compound previously designated as the Active Drug Substance with another Substitute Compound on the following terms and conditions:


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SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.]

               (I) Amylin will provide Nastech with written notice of its determination to designate a Substitute Compound as the new Active Drug Substance, and shall identify to Nastech a specific analog or derivative of the Exendin-4 Compound (including the exact chemical structure thereof) which Amylin proposes to use as a Substitute Compound (collectively, the "Substitute Compound Notice").

               (II) Nastech shall have the right, exercisable within [***] after receipt of the Substitute Compound Notice, to [***]

               (III) Unless Nastech [***] (i) Nastech shall be deemed to have confirmed the selection of the Substitute Compound identified in the Substitute Compound Notice, (ii) the licenses granted herein with respect to Products and Licensed Intranasal Formulations incorporating the Exendin-4 Compound shall terminate and (iii) such Substitute Compound shall be deemed the Active Drug Substance for purposes of such licenses and for all other purposes under this Agreement.

               (IV) [***] if Amylin determines that a new Development Plan is required with respect to such Substitute Compound, then Nastech shall be compensated on the terms set forth herein for services rendered to Amylin pursuant to such Development Plan.

               (V) If a Substitute Compound Notice is delivered after the First Marketing Approval, then Nastech may, in its sole discretion, require Amylin to enter into a new product development and license agreement and the parties shall use good faith, commercially reasonable efforts to agree upon the terms for such an agreement (including development and sales milestones and royalties based on the new Substitute Compound).

     3.2 [***]

          (A) [***]

          (B) Subject to Section 3.2(a), Nastech shall retain the right for itself and its Affiliates to practice the Nastech Technology and Nastech Inventions and to collaborate with Third Parties or grant any Third Party any license or right thereunder for any purpose (including intranasal delivery formulations and intranasal products for use for any indication which incorporate GLP-1 Compounds or any other active molecule except for the Exendin-4 Compound or any analog or derivative thereof).

          (C) Each party shall at all times retain the right to develop or commercialize any products (including in the case of Amylin any formulations of GLP-1 Compounds or other molecules other than the Exendin-4 Compound or any analog or derivative thereof provided that such formulations do not use any Nastech Technology, Nastech Inventions, Joint Inventions or Joint Patents), either alone or through any of its Affiliates or sublicensees, or in collaboration with Third Parties, and such activities shall be considered outside the scope of this Agreement; provided, however, that (notwithstanding the foregoing) Amylin shall have no right to utilize or disclose any Nastech Technology, Nastech Inventions or Joint Inventions in connection with any such development or commercialization activities, except as explicitly set forth in this


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SECURITIES AND EXCHANGE COMMISSION.]

Agreement with respect to the development and commercialization of Licensed Intranasal Formulations.

     3.3 NO IMPLIED LICENSE. Except as specifically set forth in this Agreement, neither party shall acquire any license or other interest, by implication or otherwise, under any intellectual property Controlled by the other party or its Affiliates or sublicensees or in any Confidential Information disclosed to it under this Agreement.

     3.4 INFORMATION TRANSFER. Commencing promptly after the Effective Date, Nastech shall disclose to Amylin in writing all Existing Nastech Technology not previously disclosed. On an ongoing basis during the Term, Nastech shall promptly disclose and keep Amylin reasonably informed as to all Nastech Technology not previously disclosed that is necessary to enable Amylin to practice the license granted to it under Article 3, including, without limitation, all Nastech Inventions, Joint Inventions and all Program Data. On an ongoing basis during the Term, Nastech shall provide Amylin with reasonable technical assistance relating to the use of the Confidential Information of Nastech, Nastech Technology, Joint Inventions and Nastech Inventions, to the extent necessary to enable Amylin to practice the license granted to it under
Article 3. To the extent required under any Development Plan, Amylin shall disclose to Nastech in writing any Amylin Technology, Joint Inventions and Amylin Inventions not previously disclosed and necessary to enable Nastech to practice the license granted to it under Article 3 in connection with such Development Plan.

     3.5 MANUFACTURING RIGHTS. The exclusive license granted to Amylin pursuant to Section 3.1(a)(i)(B) under the Nastech Technology, Nastech Inventions, Joint Inventions and Joint Patents to make, have made and import Licensed Intranasal Formulations in order to make, have made, use, offer for sale, sell, have sold and import Products (or grant any sublicense of such rights) shall become effective only upon satisfaction of the following requirements:

          (A) Nastech shall have the first right to negotiate with Amylin to manufacture and sell to Amylin Licensed Intranasal Formulations. Not less than [***] prior to commencement of the first pivotal clinical trial of the Product (and in any event prior to commencing development of its own manufacturing process for Product or commencing negotiations with a third party with respect to manufacturing Product), Amylin shall deliver to Nastech written notice (the "NEGOTIATION NOTICE") of its intent to commence negotiation of the terms of a supply agreement, which Negotiation Notice shall be accompanied by a draft supply agreement. Nastech shall as promptly as practicable (and in any event within [***]) acknowledge receipt of the Negotiation Notice.

          (B) The parties shall use good faith efforts to negotiate and sign a definitive Supply Agreement. The parties agree that the terms of the definitive supply agreement (the "SUPPLY AGREEMENT") shall provide that Nastech will supply Product at a transfer price equal to [***] from Nastech's facilities at both Bothell Washington and Hauppauge New York, which will be qualified to supply Product as part of the NDA filing. If despite such good faith efforts by each party the Supply Agreement has not been executed within [***] of the Negotiation Notice, then Amylin shall have the right upon delivery of written notice to Nastech (the "MANUFACTURING RIGHTS NOTICE") either (x) to declare its intent to manufacture Licensed


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SECURITIES AND EXCHANGE COMMISSION.]

Intranasal Formulations itself or (y) to negotiate a supply agreement for Licensed Intranasal Formulations with one or more third parties.

          (C) In the event Product is manufactured by any entity other than Nastech or a Nastech Affiliate, then in addition to the royalties on worldwide Net Sales of Product payable under Section 5.2 hereof, Amylin shall pay to Nastech an additional royalty (the "Manufacturing Royalty") of [***] on the Net Sales of all units of Product not manufactured by Nastech ("Non-Nastech Product").

               (I) [***]

               (II) The Manufacturing Royalty shall be calculated and paid quarterly together with the royalty payment under Section 5.2 and Amylin shall provide a report specifying the information underlying the calculation.

               (III) Amylin shall keep, and shall cause its Affiliates and manufacturing sublicensees to keep, complete and accurate records pertaining to the manufacturing and shipment or other disposition of Products in sufficient detail to permit Nastech to confirm the accuracy of all Manufacturing Royalty payments. Receipt or acceptance by Nastech of any report or other statement furnished pursuant to this Section 3.5(e) or of any sum paid hereunder (or the cashing of any royalty checks paid hereunder) shall not preclude Nastech from questioning the correctness thereof at any time, and the parties shall otherwise comply with the provisions of Section 6.4 with respect to the maintenance and audit of such records and reports.

               (IV) Notwithstanding the foregoing, if after entering into a mutually agreed-upon Supply Agreement, Nastech is unable or unwilling to manufacture Product which it has agreed to supply in such Supply Agreement, then Amylin's obligation to pay the Manufacturing Royalty on Non-Nastech Product shall cease.

          (D) If either (x) Amylin delivers the Manufacturing Rights Notice or
(y) after execution of a Supply Agreement by the parties, Nastech is unable (or has indicated that it does not believe it will have the capacity) during any specified period to manufacture and deliver Product in quantities previously agreed by the parties, then

               (I) by delivery of the Manufacturing Rights Notice or other written notice by Amylin referring to Nastech's inability to manufacture, Amylin may declare effective the exclusive license granted to it pursuant to Section 3.1(a)(i)(B) under the Nastech Technology, Nastech Inventions, Joint Inventions and Joint Patents to make, have made and import Licensed Intranasal Formulations in order to make, have made, use, offer for sale, sell, have sold and import Products, including the right to sublicense such rights as permitted in Section 3.1(a)(ii) and Amylin may immediately, and without further action by Amylin or Nastech, exercise its rights under such license; and

               (II) Nastech shall, if requested by Amylin, at Nastech's own expense, use its good faith efforts to assist and cooperate with Amylin in qualifying alternative manufacturers to manufacture Product.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
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SECURITIES AND EXCHANGE COMMISSION.]

          (E) Notwithstanding anything to the contrary in this Agreement,

               (I) in no event shall Amylin grant any sublicense of manufacturing rights (or in anticipation of or in connection with such grant, disclose any Nastech Confidential Information, Nastech Inventions or Joint Inventions relating to manufacturing of intranasal delivery formulations of pharmaceuticals) to [***]; and

               (II) no sublicense granted by Amylin shall be effective unless it contains (A) an agreement by the sublicensee for the benefit of Nastech to maintain the confidentiality of all Nastech Confidential Information, Nastech Inventions and Joint Inventions disclosed to it in connection with the manufacture of Licensed Intranasal Formulations or the Product and to use such information solely for the purposes of manufacturing Licensed Intranasal Formulations or the Product and for no other purpose and (B) a provision permitting termination of such sublicense by Nastech upon termination of this Agreement by Nastech.

                                    ARTICLE 4

                         CONFIDENTIALITY AND PUBLICATION

     4.1 TREATMENT OF CONFIDENTIAL INFORMATION. The parties agree that during the Term, and for a period of [***] after this Agreement expires or terminates, each party shall (a) maintain in confidence the Confidential Information of the other party; (b) not disclose Confidential Information of the other party to any Third Party without prior written consent of such other party, except for disclosures permitted under Section 4.2; and (c) not use such Confidential Information of the other party for any purpose other than the performance of this Agreement. For purposes of this Agreement, the term "Confidential Information" includes, but is not limited to, information disclosed and protected under the Confidentiality Agreement and the Feasibility Agreement as Confidential Information under either such agreement.

     4.2 AUTHORIZED DISCLOSURE.

          (A) Except as otherwise provided in this Section 4.2, each party will restrict internal access to the other party's Confidential Information solely to those of its personnel or consultants with a need to know the same for the performance of this Agreement and who are similarly bound to protect and preserve the confidentiality thereof, [***] Neither party will make or permit to be made any copies or progeny of any of the other party's Confidential Information except as is reasonably required for the performance of this Agreement. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

          (B) If, based upon the advice of legal counsel skilled in the subject matter, a party is required to disclose Confidential Information of the other party to comply with an applicable law, regulation, legal process, or order of a government authority or court of competent jurisdiction, the party may disclose such Confidential Information only to the person or entity required to receive such disclosure; provided, however, that the party required to disclose such Confidential Information shall (i) to the extent reasonably practicable, give prior notice to such other party to enable it to seek any available exemptions from or limitations on


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SECURITIES AND EXCHANGE COMMISSION.]

such disclosure requirement and shall reasonably cooperate in such efforts by the other party, (ii) furnish only the portion of the Confidential Information which is legally required to be disclosed, based upon the advice of legal counsel skilled in the subject matter; (iii) use all reasonable efforts to secure confidential protection of such Confidential Information, and (iv) continue otherwise to perform its obligations of confidentiality set out herein as to such Confidential Information.

          (C) To the extent the disclosure of Confidential Information is reasonably necessary to obtain one or more regulatory approvals for the manufacturing, use, marketing, reimbursement, sale and/or pricing of a Product, Amylin may disclose Confidential Information of Nastech to the relevant governmental regulatory authority involved in granting such approval in any jurisdiction in the Territory (including (i) in the United States, the FDA and any successor governmental authority having substantially the same function and
(ii) in the European Union, the European Medicines Agency and the Committee for Proprietary Medicinal Product and any successor governmental authority having substantially the same authority, as well as any relevant authority in an individual country as provided under applicable law).

          (D) Each party may disclose Confidential Information of the other party to the extent such disclosure is reasonably necessary in the following instances: (i) subject to the limitations of Section 3.5(d), disclosure to contractors, employees and consultants who need to know such information for the development, manufacture and commercialization of Products; (ii) disclosure to such party's outside counsel, accountants, or agents; and (iii) disclosure to bankers and other Third Parties in connection with due diligence or similar investigations; provided in each case described in clauses (i) through (iii) that any such contractor, employee, consultant, banker, lawyer, accountant, agent or Third Party is bound by obligations of confidentiality and non-use at least as restrictive as those set forth in this Agreement. Disclosure of Confidential Information of a party in connection with the filing or prosecution of Joint Patents shall be governed by Section 8.2(b).

          (E) [***]

          (F) In each case of disclosure described in this Section 4.2, the party making such disclosure shall obtain the agreement of the receiving individual or entity to treat any such disclosure as confidential, and shall not disclose Confidential Information of the other party other than is reasonably necessary.

     4.3 PUBLICITY; TERMS OF AGREEMENT. The parties shall treat the existence and terms of this Agreement as confidential and shall not disclose such information to Third Parties without the prior written consent of the other party or except as provided in Section 4.2 (treating such information as Confidential Information of the other party for purposes of this Article 4). Subject to the remainder of this Section 4.3, neither Amylin nor Nastech shall issue or cause the publication of any press release or public announcement relating in any way to the entry of this Agreement or the transactions contemplated hereby without the prior written approval of the other party, which approval shall not be unreasonably withheld or delayed. Both Amylin and Nastech may make public disclosures of the existence and terms of the Agreement in its respective reports or other filings filed with the Securities and Exchange Commission, provided that each party shall first consult with the other on the provisions of this Agreement to be

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

redacted in connection with any such filings. In addition, the parties shall consult and use good faith efforts to agree in advance in writing upon the content of any disclosures regarding the status of development, manufacture or commercialization of Products to be made in such filings or in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, consistent with their respective legal obligations.

     4.4 INJUNCTIVE RELIEF. Given the nature of the Confidential Information and the competitive damage that would result to a party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 4. In addition to all other remedies, a party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 4.

                                    ARTICLE 5

                          MILESTONE PAYMENTS; ROYALTIES

     5.1 MILESTONE PAYMENTS.

          (A) Subject to the terms and conditions of this Agreement, promptly following the first occurrence of each of the events set forth below with respect to a Product that is within the scope of a Valid Claim (each, a "DEVELOPMENT MILESTONE EVENT"), whether such Development Milestone Event is achieved by Amylin or its Affiliate or sublicensee, Amylin shall notify Nastech of the occurrence of such Development Milestone Event and within [***] after such occurrence pay to Nastech the milestone payment set forth below corresponding to such Development Milestone Event (each, a "MILESTONE PAYMENT"):

                                      [***]

          (B) Subject to the terms and conditions of this Agreement, no later than [***] following the close of the Calendar Quarter in which [***] sales of Products that are within the scope of one or more Valid Claims achieves one of the following milestone events (each, a "SALES MILESTONE EVENT"), Amylin shall notify Nastech of the occurrence of such Sales Milestone Event and shall pay to Nastech the milestone payment set forth below corresponding to such Sales Milestone Event (each, a "SALES MILESTONE PAYMENT"):

                                      [***]

          (C) Each of the Development Milestone Payments and Sales Milestone Payments described in this Section 5.1 shall be made no more than once with respect to the achievement of the relevant Development Milestone Event or Sales Milestone Event and shall be payable only the first time such Development or Sales Milestone Event is achieved. For clarification, the aggregate Development and Sales Milestone Payments potentially payable under this Section 5.1 shall not exceed $89,000,000.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     5.2 ROYALTIES.

          (A) ROYALTIES PAYABLE BY AMYLIN.

               (I) Subject to the terms and conditions of this Section 5.2, Amylin shall pay Nastech royalties on [***] Net Sales of Products at the following rates:

[***] NET SALES OF PRODUCTS PER CALENDAR QUARTER   ROYALTY RATE
------------------------------------------------   ------------
Up to and including [***]                              [***]

Greater than [***] and up to and including [***]       [***]

Greater than [***]                                     [***]

               (II) The obligation to make the royalty payments due under this
Section 5.2(a) shall continue until all Valid Claims with respect to all Products in all countries in the Territory have expired; [***]

               (III) All royalty payments specified in Section 5.2(a) shall be subject to the following conditions:

                    (A) that only one royalty shall be due with respect to the sale of a particular unit of Product regardless of there being more than one Valid Claim applicable to such unit of Product;

                    (B) that, as specified in Section 1.50, Net Sales shall not include the sale or other transfer of Products among Amylin, its Affiliates or sublicensees, but in such cases the royalty shall be due and calculated upon Amylin's or its Affiliates' or sublicensees' sale of such Products to the first independent Third Party;

                    (C) [***]

                    (D) [***]

          (B) COMPULSORY LICENSES. Each of Nastech and Amylin shall notify the other promptly upon becoming aware that any compulsory license may be required to be granted in any country in the Territory, and each shall use all commercially reasonable efforts to prevent or avoid any Third Party from obtaining or being granted such a compulsory license or to limit the scope of such compulsory license.

               (I) If such a compulsory license is required to be granted by Nastech to a Third Party with respect to a Product in a given country in the Territory, [***]

               (II) If such a compulsory license consists of a sublicense required to be granted by Amylin to a Third Party with respect to a Product in a given country in the Territory, then

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                    (A) [***]

                    (B) [***]

          (C) [***] REQUIRED LICENSES. If any of Amylin or its Affiliates or sublicensees is required to obtain a license of intellectual property rights from any Third Party in order to make, have made, use, offer for sale, sell or import in a given country any Licensed Intranasal Formulation included in a Product as to which Amylin owes Nastech a royalty (each, a "REQUIRED LICENSE"), then, (unless such license relates to the manufacture, use or sale of the Active Drug Substance alone or to a component of a Product which is not a component of a Licensed Intranasal Formulation), Amylin shall [***]

     5.3 COSTS AND EXPENSES.

          (A) Except as expressly provided in this Agreement or any Development Plan, each party is solely responsible for costs and expenses required to fulfill its own obligations under this Agreement.

          (B) Amylin shall fund the actual costs of the Development Plan. However, the parties acknowledge and agree that the budget represents the parties' good faith estimate of the costs of the activities specified in the Development Plan, and that the actual cost of the activities may vary. Nastech will assist Amylin in effective management of such costs and will provide reasonably detailed explanations of any variances between budgeted and actual costs. As part of agreeing to a Development Plan, Nastech will provide Amylin with good faith estimates of the costs of its activities specified in the Development Plan and the parties will agree on a budget for such Development Plan. Any amounts allocated in the Development Plan for activities to be performed by Nastech shall be used by Nastech solely to carry out its development activities in accordance with the Development Plan and the terms and conditions of this Agreement. Nastech shall be compensated for its activities under the Development Plan carried out by one or more employees or consultants of Nastech, who devotes a portion of his or her time to activities under the Development Plan on a direct FTE basis, at the rate of [***] per FTE [***] plus the direct cost of any travel, outside services, clinical supply materials and other materials utilized by Nastech as provided for and as stated in the Development Plan. Amylin shall have no obligation to reimburse Nastech for any development activities conducted by Nastech prior to the Effective Date (except for amounts due to Nastech as provided under the Feasibility Agreement).

          (C) On a monthly basis, Nastech shall submit an invoice to Amylin for work and services actually rendered or costs actually paid during the prior month in accordance with the Development Plan. Amylin shall pay the full undisputed amounts of such invoice within [***] of receipt of such invoice, provided however that no amount of the invoice shall be withheld unless Nastech has been provided prior notice of the basis for such withholding. If Amylin has a bona fide dispute regarding any portion of the invoice, Amylin shall provide Nastech with written notice of such dispute, setting forth in reasonable detail the basis for such dispute simultaneously with payment of all undisputed amounts or within [***] of receipt of such invoice, whichever is earlier. The parties shall in good faith attempt to resolve such dispute between themselves within [***] of delivery of such invoice and, if such dispute is not resolved

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

within such [***] either party may pursue its remedies in accordance with
Section 11.6. Amylin may withhold all disputed amounts from the payment due on any invoice, and shall make no payments on any disputed amounts until such dispute is resolved through the parties' mutual agreement or by a valid and final determination of a court having competent jurisdiction; provided however that, if the disputed amount is more than a de minimis portion of the total amount specified in Nastech's invoice, Nastech may without breach of this Agreement suspend work under any Development Plan and withhold delivery of any reports of results thereunder if such dispute is not resolved within such [***] period. In the event that such court resolves such dispute in favor of Nastech, Amylin shall pay all of the amounts due to Nastech within [***] of such court order or judgment and shall pay to Nastech interest on the disputed and unpaid amount at the Late Payment Rate from the date that such payment was due through the date that Amylin makes such payment.

          (D) Nastech shall keep all records relating to invoices submitted pursuant to Section 5.3(c) for not less than[***] from the date of such invoice. Amylin and its designated representatives or advisors shall have the right at Amylin's expense, from time to time during the Development Term and for up to [***] following the Development Term to inspect all such records of Nastech to verify such invoices, but Amylin shall not be allowed to audit the records for any one Calendar Year period more than once absent a demonstration of a reasonable basis therefor. Nastech shall make its records available for inspection during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from Amylin, to the extent reasonably necessary to verify the accuracy of the invoices and payments required hereunder. All information learned in the course of any audit or inspection hereunder shall be deemed Confidential Information and shall be treated in the manner specified in Article 4 hereof. If the audit reveals an overpayment by Amylin that is greater than or equal to five percent (5%) of the amounts due from Amylin, Nastech shall, in addition to immediately remitting to Amylin the amount of overpayment, (i) pay for the cost of such audit and (ii) pay interest to Amylin at the Late Payment Rate on such overpayment from the date such amounts were accrued until the date such amounts are paid. In the event the audit shows that Nastech has underbilled any amounts due to Nastech hereunder, Amylin shall pay such underbilled amounts within [***] of completion of such audit.

                                    ARTICLE 6

                            PAYMENTS; REPORTS; AUDITS

     6.1 PAYMENT; REPORTS. All payments due to Nastech for its performance of services under the Development Program shall be as specified in Section 5.3, unless otherwise agreed in the applicable Development Plan. Royalty payments shall be calculated and reported for each Calendar Quarter. All royalty payments due to Nastech under this Agreement shall be paid within [***] after the end of each Calendar Quarter. Each payment shall be accompanied by a report of Net Sales of each Product on a country-by-country basis in sufficient detail to permit confirmation of the accuracy of the payment made, including the Net Sales of such Products in the local currency and the conversion rate used to convert such currency into U.S. dollars. Amylin shall keep, and shall cause its Affiliates and sublicensees to keep, complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Nastech to confirm the accuracy of all payments due hereunder. Receipt or acceptance by Nastech of any report or other statement furnished pursuant to this Agreement or of any sum paid hereunder (or the cashing of any royalty checks paid hereunder) shall not preclude Nastech from questioning the correctness thereof at any time, subject to Section 6.4.

     6.2 TAX WITHHOLDING. Nastech will pay any and all taxes levied by the United States Internal Revenue Service or any other state or local jurisdiction in the United States on account of income received by it under this Agreement (collectively, "U.S. Income Taxes"). Except as otherwise provided in this
Section 6.2, all amounts of royalties and milestone payments payable by Amylin pursuant to this Agreement shall be paid without deducting therefrom any tax, duty, charge, conversion or remittance fee, commission, discount or other fee payable in respect of such payment. [***]

     6.3 EXCHANGE RATE; MANNER AND PLACE OF PAYMENT. All payments hereunder shall be payable in U.S. dollars. Whenever the calculation of royalties or other payments based on Net Sales effected in each Calendar Quarter is based on any other currency, such currency shall be converted into U.S. dollars (a) using as the currency conversion rate the commercial rate at which U.S. dollars could be purchased with such foreign currency (the "DOLLAR PURCHASE RATE") on the last business day of such Calendar Quarter, based on the Dollar Purchase Rate on such date as quoted by Citibank, N.A. in New York or other such valid source as agreed by the parties if Citibank, NA in New York no longer exists, or (b) [***] All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by Nastech, unless otherwise specified in writing by Nastech.

     6.4 RECORDS; AUDITS.

          (A) RECORDS. Each party shall keep complete, true and accurate books and records in accordance with GAAP in sufficient detail for the other party to determine the payments due and costs and expenses incurred under this Agreement, including the royalty payments and reimbursable costs hereunder. Each party will keep such books and records for at least [***] following the end of the Calendar Year to which they pertain.

          (B) AUDIT. Upon the written request of Nastech and not more than once in each Calendar Year, Amylin shall permit an independent certified public accounting firm of nationally recognized standing selected by Nastech and reasonably acceptable to Amylin, at Nastech's expense, to have access during normal business hours to such records of Amylin as may be reasonably necessary to verify the accuracy of the royalty reports hereunder. Such request may be made from time to time during the Term and for up to [***] years following the Term, but Nastech shall not be allowed to audit any records for any single Calendar Year period more than once absent a demonstration of a reasonable basis therefor. The accounting firm shall disclose to Nastech only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Nastech. If such accounting firm correctly identifies a discrepancy made during such period, Amylin shall pay Nastech the amount of the discrepancy within [***] of the date that the Nastech delivers to Amylin such accounting firm's written report so correctly concluding, or as otherwise agreed upon by the parties. The fees charged by such accounting firm shall be paid by Nastech;

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

provided, however, that if an audit uncovers an underpayment of royalties by Amylin by more than five percent (5%), then the fees of such accounting firm shall be paid by Amylin.

          (C) OBLIGATION OF SUBLICENSEES. Amylin shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to Amylin, to keep and maintain records of sales of Product made by such sublicensee and to grant access to such records by Nastech's independent accountant to the same extent required of Amylin under this Agreement.

          (D) PERIOD FOR AUDIT. Upon the expiration of [***] following the end of any Calendar Year, the calculation of royalties payable with respect to such Calendar Year shall be binding and conclusive upon Nastech, and Amylin, its Affiliates and sublicensees shall be released from any liability or accountability with respect to royalties for such Calendar Year.

          (E) CONFIDENTIAL INFORMATION. All financial information subject to review under this Section 6.4 shall be treated as Confidential Information hereunder and the auditing party shall cause its accounting firm to enter into an acceptable confidentiality agreement with the audited party obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

     7.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other as of the Effective Date that:

          (A) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

          (B) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action;

          (C) the execution, delivery and performance by it of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action and stockholder action and will not result in a breach of, constitute a default or otherwise conflict with any material agreement, instrument or understanding, oral or written, to which it or its properties is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; and

          (D) this Agreement is legally binding upon it, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditors' rights generally.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     7.2 NASTECH REPRESENTATIONS AND WARRANTIES. Nastech represents and warrants to Amylin that, as of the Effective Date:

          (A) to the best of Nastech's knowledge, the Existing Nastech Patents are not invalid or unenforceable, in whole or in part;

          (B) [***]

          (C) [***]

          (D) [***]

          (E) [***]

          (F) [***]

          (G) [***]

With respect to any representation or warranty contained in this Agreement, Nastech will be deemed to have "knowledge" of a particular fact or other matter if at any time, (a) any senior executive of Nastech (Vice President or above) was actually aware of that fact or matter; or (ii) a comparably situated executive in a pharmaceutical business in the reasonably responsible discharge of such executive's responsibilities for and on behalf of his employer would reasonably be expected to discover or make himself aware of that fact or matter.

     7.3 AMYLIN REPRESENTATIONS AND WARRANTIES. Amylin represents and warrants to Nastech that, as of the Effective Date:

          (A) to the best of Amylin's knowledge, the Amylin Patents Controlled by Amylin as of the Effective Date are not invalid or unenforceable, in whole or in part;

          (B) [***]

          (C) [***]

          (D) [***]

          (E) [***]

          (F) [***]

With respect to any representation or warranty contained in this Agreement, Amylin will be deemed to have "knowledge" of a particular fact or other matter if at any time, (a) any senior executive of Amylin (Vice President or above) was actually aware of that fact or matter; or (ii) a comparably situated executive in a pharmaceutical business in the reasonably responsible discharge of such executive's responsibilities for and on behalf of his employer would reasonably be expected to discover or make himself aware of that fact or matter.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     7.4 DISCLAIMER. Except as expressly set forth herein, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED "AS IS," AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, neither makes any representation or warranty, either express or implied, regarding (i) the success of the Development Program or (ii) the safety or usefulness for any purpose of the technology it provides hereunder, and Amylin makes no representation or warranty, either express or implied, that it will be able to successfully develop and/or commercialize any Product or, if commercialized, that any particular Net Sales level of any Product will be achieved.

     7.5 LIMITATION OF LIABILITY. EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 4, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 7.5 shall not be construed to limit either party's indemnification obligations under
Article 10.

                                    ARTICLE 8

                              INTELLECTUAL PROPERTY

     8.1 OWNERSHIP OF INVENTIONS AND OF STUDY RIGHTS AND TECHNOLOGY.

          (A) INVENTORSHIP. Inventorship of Inventions and of Study Rights and Technology shall be determined in accordance with the rules of inventorship under United States patent laws.

          (B) OWNERSHIP. As between the parties:

               (I) Amylin shall solely own [***] all Inventions and Study Rights and Technology that are or were prior to the Effective Date made, conceived or reduced to practice solely by one or more employees or contractors of Amylin [***] (collectively, "AMYLIN INVENTIONS").

               (II) Nastech shall solely own [***] all Inventions and Study Rights and Technology that are or were prior to the Effective Date made, conceived or reduced to practice solely by one or more employees or contractors of Nastech [***] (collectively, "NASTECH INVENTIONS"), and

               (III) Amylin and Nastech shall jointly own all Inventions that are not Amylin Inventions or Nastech Inventions ("JOINT INVENTIONS"), provided, however, that (A) Amylin shall have the rights granted under Joint Inventions and Joint Patents set forth in Section 3.1 subject to and in accordance with the terms of this Agreement, as well as the exclusive (even

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

as to Nastech) right to use such Joint Inventions and Joint Patents to develop and commercialize the Exendin-4 Compound or any analog or derivative thereof [***], provided that (for clarification) Amylin's exclusive rights under the Joint Inventions and Joint Patents shall not be interpreted to restrict Nastech's right to develop or commercialize any GLP-1 Compound or other peptide or molecule other than the Exendin-4 Compound or any analog or derivative thereof and (B) Nastech shall have the exclusive right to use Joint Inventions and Joint Patents [***] for any other purpose other than those described in the preceding clause (A).

          (C) During the Term, Nastech shall promptly notify Amylin of any Inventions made by any employee or contractor of Nastech, and Amylin shall promptly notify Nastech of any Inventions made by any employee or contractor of Amylin. [***] Each party hereby assigns to the other party such rights as it may acquire in Joint Inventions and Joint Patents as may be necessary to cause Joint Inventions and Joint Patents to be owned jointly by the parties, or if assignment is not permitted by law, waives such rights as to the other party or grants to the other party a co-exclusive (meaning exclusive as to Nastech and Amylin), fully-paid, perpetual, irrevocable, worldwide license under such rights (with the right to sublicense) for any and all purposes. Each party agrees to execute any assignment or other documents reasonably necessary to convey to the other party any right, title or other interest to Joint Inventions and Joint Patents as necessary to effect the ownership of such Joint Inventions as provided in Section 8.1(b), and, upon request, will assist the other party in connection with the preparation and prosecution of any application for intellectual property rights relating to any Invention owned by such other party pursuant hereto.

          (D) Neither party shall grant any license or other right or interest in any Joint Invention or Joint Patent or practice any Joint Invention or Joint Patent in any manner inconsistent with Sections 3.1, 3.2 and 8.1(b).

     8.2 PATENT PROSECUTION AND MAINTENANCE.

          (A) It is the intention of the parties to secure patent protection for Inventions. Amylin shall have the right (but not the obligation) to prepare, file, prosecute and maintain all Amylin Patents at Amylin's sole expense. Nastech shall have the right (but not the obligation) to prepare, file, prosecute and maintain all Nastech Patents at Nastech's sole expense. The party responsible for the filing, prosecution, maintenance, enforcement and defense of any such Patents shall keep the other party informed of progress with regard thereto.

          (B) Nastech and Amylin shall discuss and evaluate Joint Inventions and confer with each other regarding the advisability of filing Patent Applications covering Joint Inventions in the Territory [***]

     8.3 COOPERATION OF THE PARTIES. Each party agrees to assign all rights necessary to effect the ownership of Inventions and Patents as set forth in
Section 8.1. Without limiting the foregoing and subject to Section 8.2, each party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of any Patents under this Agreement and in the obtaining and maintenance of any patent extensions, patent term restorations, supplementary protection

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

certificates and the like with respect to any Joint Patent, Amylin Patent or Nastech Patent. Such cooperation includes, but is not limited to:

          (A) executing all papers and instruments, or requiring its employees or contractors to execute such papers and instruments, so as to effectuate the ownership of Inventions as set forth in Section 8.1, and Patents claiming such Inventions, and to enable the other party to apply for and to prosecute Patent Applications on Inventions it owns solely or jointly, and in any country; and

          (B) promptly informing the other party of any matters coming to such party's attention that may affect the preparation, filing, prosecution or maintenance of any such Patent Applications.

     8.4 INFRINGEMENT BY THIRD PARTIES. Amylin and Nastech shall promptly notify the other in writing of any alleged or threatened infringement of any Amylin Patent, Nastech Patent or Joint Patent.

          (A) AMYLIN PATENTS. Amylin shall have the sole right to bring and control any action or proceeding with respect to infringement of any Amylin Patent at its own expense and by counsel of its own choice.

          (B) NASTECH PATENTS. Nastech shall have the first right to bring and control any action or proceeding with respect to infringement of any Nastech Patent at its own expense and by counsel of its own choice, and, to the extent any such infringement could reasonably be expected to have a material adverse impact on any Product being developed or commercialized by Amylin, Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Nastech fails to bring any such action or proceeding with respect to infringement of any Nastech Patent within ninety (90) days following the notice of alleged infringement (or sooner, if failure to take such action would adversely affect Amylin's ability to exercise its right under this Section 8.4 and provided that Amylin gives Nastech at least three (3) business days notice of such fact), Amylin shall have the right to bring and control any such action at its own expense and by counsel of its own choice to the extent such infringement would reasonably be expected to have a material adverse impact on any Product being developed or commercialized by Amylin, and Nastech shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Amylin exercises its right to bring and control any such action, Nastech shall cooperate fully at Amylin's request, including, if required to bring such action, the furnishing of a power of attorney or being named as a party.

          (C) JOINT PATENTS.

               (I) Amylin will have the first right to bring and control any action or proceeding with respect to infringement of any Joint Patent by any person(s) or entity(ies) that is commercializing or developing any product that competes or may compete with any pharmaceutical product containing a Licensed Intranasal Formulation, at its own expense and by counsel of its own choice, and Nastech shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Amylin fails to bring an action or proceeding with respect to such infringement within [***] following the notice of alleged infringement (or

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

sooner, if failure to take such action would adversely affect Nastech's ability to exercise its rights under this Section 8.4 and provided that Nastech gives Amylin at least [***] notice of such fact), Nastech shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

               (II) Nastech will have the first right to bring and control any action or proceeding with respect to infringement of any Joint Patent other than as described in Section 8.4(c)(i), at its own expense and by counsel of its own choice, and Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If failure to bring such action would reasonably be expected to adversely affect Amylin's ability to exercise its rights under Section 8.4(c)(i) either currently or in the future, then Amylin shall give Nastech notice explaining the nature and extent of the adverse effect which it reasonably anticipates. Unless Nastech disputes such anticipated adverse effect within a reasonable period after receiving such notice from Amylin, then if Nastech fails to bring an action or proceeding with respect to such infringement within [***] following such notice (or sooner, if failure to take such action would adversely affect Amylin's ability to exercise its rights under this Section 8.4 and provided that Amylin gives Nastech at least [***] notice of such fact), Amylin shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Nastech shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

          (D) COOPERATION. In the event a party brings an infringement action in accordance with this Section 8.4, the other party shall cooperate fully at the first party's expense, including, if required to bring such action, the furnishing of a power of attorney or being named as a party. A party shall have no right to settle any patent infringement litigation under this Section 8.4 that is reasonably and foreseeably likely to materially and adversely impact the other party hereunder, unless the party seeking such settlement first obtains the prior written consent of the other party, which shall not be unreasonably withheld.

          (E) ALLOCATION OF RECOVERIES. Except as otherwise agreed to by the parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of Amylin and Nastech, shall be retained by the party that brought and controlled such litigation for purposes of this Agreement, except that any recovery realized by Amylin as a result of such litigation, after reimbursement of the parties' litigation expenses, shall (to the extent the claim resulting in such recovery is based on infringement of a Valid Claim covering Licensed Intranasal Formulations) be treated as Net Sales for purposes of this Agreement.

     8.5 AFTER-ACQUIRED TECHNOLOGY.

          (A) If, after the Effective Date, Nastech licenses or otherwise acquires from a Third Party or develops outside the Study and the Development Program any After-Acquired Technology which reasonably relates to Intranasal Formulations of the Exendin-4 Compound or an analog or derivative thereof which is the subject of an Amylin Patent ("Exendin-4

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Technology"), then Nastech shall promptly notify Amylin of such Exendin-4 Technology (the "New Technology Notice"). Amylin in its sole discretion shall have a right [***]

          (B) [***]

          (C) [***]

     8.6 INFRINGEMENT OF THIRD PARTY RIGHTS. Each party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party. Amylin shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Amylin's activities at its own expense and by counsel of its own choice, and Nastech shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Nastech shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Nastech activities at its own expense and by counsel of its own choice, and Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Neither party shall have the right to settle any patent infringement litigation under this Section 8.6 in a manner that diminishes the rights or interests of the other party without the written consent of such other party (which shall not be unreasonably withheld).

                                    ARTICLE 9

                              TERM AND TERMINATION

     9.1 TERM AND EXPIRATION.

          (A) The term of the Development Program shall commence on the Effective Date and, unless this Agreement is earlier terminated pursuant to
Section 2.7 or this Article 9 or extended by written agreement of the parties, continue until [***] (the "DEVELOPMENT TERM").

          (B) The term of this Agreement shall commence on the Effective Date and, unless this Agreement is earlier terminated pursuant to this Article 9, continue until the expiration of all royalty and payment obligations hereunder with respect to Products (the "TERM"). Upon the satisfaction of all royalty and payment obligations hereunder with respect to a given Product in a given country, the license granted to Amylin in Section 3.1 for such Product in such country shall become fully paid up and irrevocable, and shall survive any expiration (but not early termination) of this Agreement.

     9.2 TERMINATION BY AMYLIN. Amylin shall have the right to terminate the Development Program or this Agreement as a whole for any reason or for no reason at any time, upon [***] prior written notice to Nastech.

     9.3 TERMINATION FOR CAUSE. Each party shall have the right to terminate the Development Program or this Agreement for breach of any material provision of this Agreement or a Development Plan by the other party, which termination shall be deemed effective [***] following delivery of written notice to the other party of such other party's breach if the

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

breaching party has not cured such breach within the [***] period following delivery of such notice.

     9.4 EFFECT OF TERMINATION; SURVIVING OBLIGATIONS.

          (A) If Amylin terminates this Agreement as a whole under Section 9.2 the licenses granted under Sections 3.1(a) and 3.1(b), if then in effect, shall automatically terminate and revert to the granting party and all other rights and obligations of the parties under this Agreement shall terminate, except as provided in this Section 9.4;

          (B) Upon termination by Amylin under Section 9.3 for a breach by Nastech of any material provision of this Agreement, the following provisions shall apply:

               (I) Amylin shall have the right (but not the obligation) to assume the performance of all activities under the Development Program and Nastech shall cooperate as reasonably necessary in effecting the transfer of all such activities to Amylin personnel and facilities. In any event, Amylin shall promptly notify Nastech of any inventions, discoveries or developments made by any employee or contractor of Amylin which arise directly in the course of conducting work based on Nastech Patents, Nastech Technology, Joint Inventions or Joint Patents which inventions, discoveries or developments would (in the absence of termination pursuant to Section 9.3) constitute Nastech Inventions under Section 8.1(b)(ii).

               (II) The license granted by Amylin to Nastech under Section 3.1(b), if then in effect, shall automatically terminate and revert to Amylin.

               (III) The provisions of paragraph (f) of this Section 9.4 shall take effect, except that if Amylin in its sole discretion notifies Nastech in writing that the licenses granted by Nastech to Amylin under Section 3.1(a) are to remain in effect, then notwithstanding said paragraph (f), all provisions of this Agreement shall remain in effect except those identified in paragraph (c); [***]

          (C) If Amylin notifies Nastech pursuant to clause 9.4(b)(iii) of this Agreement that the licenses granted by Nastech to Amylin under Section 3.1(a) are to remain in effect, then the obligations and rights of the parties under the following provisions of this Agreement shall be the only rights and obligations which terminate:

      Article/Section      Caption/Content
      ---------------      ---------------
Sections 2.1 through 2.4   Development Program
Section 2.6 (except last   Materials Transfer
three sentences)
Section 3.1(b)             Grant to Nastech
Section 3.4                Information Transfer
Section 5.3(b) and (c)     Costs and Expenses of


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                          Development Plan

          (D) Upon termination of this Agreement by Nastech pursuant to Section 9.3, the licenses granted under Sections 3.1(a) and 3.1(b), if then in effect, shall automatically terminate and revert to the granting party, and all other rights and obligations of the parties under this Agreement shall terminate, except as provided in this Section 9.4.

          (E) Notwithstanding anything to the contrary contained in this Section 9.4, termination of this Agreement for any reason by either party shall not affect the parties' rights and obligations with respect to Joint Inventions and Joint Patents arising prior to the effective date of such termination, [***]

          (F) If this Agreement is terminated for any reason prior to the completion of any services or work specified in any Development Plan, Nastech shall be paid for all work completed through the date of termination in accordance with this Agreement and such Development Plan, including reasonable and documented out-of-pocket expenses and any noncancellable commitments incurred by Nastech in accordance with this Agreement and such Development Plan; provided, however, Nastech shall use commercially reasonable efforts to mitigate costs related to any such noncancellable commitments. Nastech shall refund to Amylin any prepaid amounts not earned by Nastech prior to the date of such termination.

          (G) Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. Except as set forth elsewhere in this Agreement, the obligations and rights of the parties under the following provisions of this Agreement shall be the only rights and obligations to survive expiration or termination of this Agreement:

ARTICLE/SECTION                 CAPTION/CONTENT
---------------                 ---------------
Article 1                       Definitions
Section 2.5(a), (b) and (c)     Records, Data and Reports
and, with regard to the final
report, (d)
Section 2.6 (last three         Materials Transfer
sentences)
Section 3.2(b)                  Nastech Retained Rights
Section 3.2(c)                  Rights to Develop Other
                                    Products
Section 3.3                     No Implied License
Section 4.1                     Treatment of Confidential
                                Information
Section 4.2                     Authorized Disclosure
Section 4.3 (except last        Publicity; Terms of Agreement
sentence)

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Section 4.4                     Injunctive Relief
Section 5.3(a) (first           Costs and Expenses
sentence only)
Section 5.3(d) (for the         Costs and Expenses
period specified therein
Section 6.1 (last sentence      Payments; Reports
only)
Section 6.4                     Records; Audits
Article 7                       Representations and
                                Warranties
Section 8.1 (except first       Ownership of Inventions and
sentence of Section 8.1(c))     Study Rights and Technology
Sections 8.2 and 8.3            Patent Prosecution and
                                Maintenance; Cooperation of
                                the Parties
Section 8.4 (first sentence     Joint Patents; Cooperation;
as it pertains to Joint         Allocation of Recoveries
Patents), Section 8.4(c) and,
as they relate to Joint
Patents, (d) and (e)
Section 9.4                     Effect of Termination;
                                Surviving Obligations
Section 9.5                     Damages; Relief
Section 9.6                     Rights in Bankruptcy
Article 10                      Indemnification
Article 11                      Miscellaneous

          (H) Following expiration or any termination of this Agreement by Amylin pursuant to Section 9.2 or by Nastech pursuant to Section 9.3 following Marketing Authorization of any Product, Amylin and its Affiliates and sublicensees shall have the right to sell or otherwise dispose of the stock of any Product then on hand during the [***] thereafter, all subject to performance of payment obligations under Articles 5 and 6.

          (I) Within thirty [***] following the expiration or termination of this Agreement, except to the extent and for so long as a party retains license rights under Section 9.4(a) or 9.4(b), each party shall destroy or deliver to the other party any and all tangible embodiments of Confidential Information of the other party in its possession, shall cause all permitted transferees of such Confidential Information to destroy or deliver any such embodiments in their possession or control and shall, upon request of the other party, deliver to such other party a certification by a senior officer of the first party that such first party has performed its obligations under this sentence. Notwithstanding the above, each party may retain one archival copy of the other party's Confidential Information solely for the purpose of ascertaining its compliance with the confidentiality obligations of this Agreement.

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     9.5 DAMAGES; RELIEF. The proper exercise by either party hereto of a termination right provided for under this Agreement shall not in itself give rise to any obligation for the payment of damages or any other form of compensation or relief to the other party with respect thereto. Subject to the foregoing, termination of this Agreement shall not in itself preclude either party from claiming any other damages, compensation or relief that it may be entitled to, whether at law or in equity.

     9.6 RIGHTS IN BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement by Amylin or Nastech are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. The parties agree that they, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either party under the U.S. Bankruptcy Code, the party hereto that is not a party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and if such items are not already in the possession of the party that is not subject to such proceeding, will be promptly delivered to the non-subject party (a) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless the party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or
(b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the party subject to such proceeding upon written request therefor by the non-subject party.

                                   ARTICLE 10

                                 INDEMNIFICATION

     10.1 INDEMNIFICATION.

          (A) BY AMYLIN. Amylin hereby agrees to save, defend, indemnify and hold harmless Nastech and its Affiliates and their respective officers, directors, employees, contractors, consultants and agents (each, a "NASTECH INDEMNITEE") from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys' fees ("LOSSES"), to which any Nastech Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (a "CLAIM") against a Nastech Indemnitee arising or resulting, directly or indirectly, from (i) the development, manufacture, handling, storage, marketing, sale, importation or other disposition or use of any Active Drug Substance, Licensed Intranasal Formulation or any Product by Amylin or any of its Affiliates or sublicensees (unless otherwise agreed in any Supply Agreement), or (ii) the gross negligence or willful misconduct of any Amylin Indemnitee or (iii) the breach by Amylin of any warranty, representation, covenant or agreement made by Amylin in this Agreement, except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Nastech

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Indemnitee or the breach by Nastech of any warranty, representation, covenant or agreement made by Nastech in this Agreement.

          (B) BY NASTECH. Nastech hereby agrees to save, defend, indemnify and hold harmless Amylin and its Affiliates and sublicensees and their respective officers, directors, employees, contractors, consultants and agents (each, an "AMYLIN INDEMNITEE") from and against any and all Losses to which any Amylin Indemnitee may become subject as a result of any Claim against an Amylin Indemnitee arising or resulting, directly or indirectly, from (i) the performance of their respective obligations under the Development Program by Nastech or any of its Affiliates or subcontractors, (ii) the gross negligence or willful misconduct of any Nastech Indemnitee or (iii) the breach by Nastech of any warranty, representation, covenant or agreement made by Nastech in this Agreement, except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Amylin Indemnitee or the breach by Amylin of any warranty, representation, covenant or agreement made by Amylin in this Agreement.

     10.2 CONTROL OF DEFENSE. In the event a Nastech Indemnitee or Amylin Indemnitee seeks indemnification for a Claim under Section 10.1, it shall give notice (an "INDEMNIFICATION NOTICE") to the indemnifying party of the Claim as soon as reasonably practicable after it receives notice of the Claim. Failure to give such notice shall not relieve the indemnifying party of any obligations which the indemnifying party may have to the indemnified party under this
Section 10.2, except to the extent that such failure has prejudiced the indemnifying party under the provisions for indemnification contained in this Agreement. The obligations and liabilities of the indemnifying party under
Section 10.1 shall be subject to the following terms and conditions:

          (A) Promptly after the delivery of the Indemnification Notice, the indemnifying party may elect, by written notice to the indemnified party, to undertake the defense and/or settlement thereof with counsel reasonably satisfactory to the indemnified party, at the sole cost and expense of the indemnifying party. If the indemnifying party chooses to defend the Claim, the indemnified party shall cooperate with all reasonable requests of the indemnifying party and shall make available to the indemnifying party any books, records or other documents within its control that are necessary or appropriate for such defense.

          (B) In the event that the indemnifying party, within a reasonable time after receipt of an Indemnification Notice, does not so elect to defend such Claim, the indemnified party will have the right (upon further notice to the indemnifying party) to undertake the defense, compromise or settlement of such Claim for the account of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such Claim in accordance with the provisions of subsection (a) above at any time prior to settlement, compromise or final determination thereof, provided that, prior to such assumption, the indemnifying party reimburses in full all costs of the indemnified party (including reasonable attorneys' fees and expenses) incurred by it in connection with such defense.

          (C) Notwithstanding anything in this Section 10.2 to the contrary, (i) if the indemnifying party assumes the defense of any Claim, any indemnified party, upon notice to the indemnifying party, shall be entitled to participate in the defense, compromise or settlement of such Claim with counsel of its own choice at its own expense, provided, however, if

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

representation of the indemnified party by the indemnifying party's counsel would present a conflict of interest, then such indemnified party shall be entitled to participate in the defense, compromise or settlement of such Claim with counsel of its own choice at the expense of the indemnifying party, (ii) no person who has undertaken to defend a Claim under subsection (a) above shall, without written consent of all indemnified parties, settle or compromise any Claim or consent to entry of any judgment (A) which does not include as an unconditional term thereof the release by the claimant or the plaintiff of all parties entitled to indemnification hereunder from all liability arising from events which allegedly gave rise to such Claim or (B) which imposes any restriction of any kind on the continuing operations of any entity which is entitled to indemnification hereunder.

                                   ARTICLE 11

                                  MISCELLANEOUS

     11.1 FORCE MAJEURE. Neither party shall be held liable to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other party. The affected party shall notify the other party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

     11.2 ASSIGNMENT; CHANGE OF CONTROL. Neither party may assign or transfer this Agreement or any rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other party, except that a party may make such an assignment or transfer, by operation of law or otherwise, without the other party's consent to Affiliates or to an entity that acquires all or substantially all of such party's business, whether in a merger, consolidation, reorganization, acquisition, sale or otherwise. To the extent any rights and/or obligations of a party are held by an Affiliate of such party, any business transaction, change in control of a majority of the voting power or other event that, in each case, causes such Affiliate to cease to be an Affiliate of the party, shall be deemed an assignment of the rights and/or obligations held by such former Affiliate and require prior written consent of the other party. [***] This Agreement shall be binding on the successors and permitted assigns of the assigning party, and the name of a party appearing herein shall be deemed to include the name(s) of such party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment or attempted assignment by either party in violation of the terms of this Section 11.2 shall be null and void and of no legal effect.

     11.3 PERFORMANCE BY AFFILIATES. Each of Amylin and Nastech acknowledge that obligations under this Agreement may be performed by Affiliates of Amylin or Nastech, as the case may be. Each of Amylin and Nastech guarantee performance of this Agreement by its

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

respective Affiliates, notwithstanding any assignment to Affiliates in accordance with Section 11.2 of this Agreement.

     11.4 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     11.5 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes (a) when delivered, if sent by recognized overnight courier or personally delivered, or (b) upon confirmation of receipt, if sent by facsimile transmission (provided a duplicate hard copy is promptly delivered by one of the other foregoing means), in each case using the mailing addresses and fax number of the parties as set forth below (or such other mailing address(es) as the party to whom notice is to be given may have furnished to the other party in writing in accordance with this Section 11.5):

     If to Amylin:     Amylin Pharmaceuticals, Inc.
                       9360 Towne Centre Drive
                       San Diego, California 92121
                       Facsimile: (858) 552-2211
                       Attn: Vice President, Business Development

     With a copy to:   Amylin Pharmaceuticals, Inc.
                       9360 Towne Centre Drive
                       San Diego, California 92121
                       Facsimile: (858) 552-1936
                       Attn: General Counsel

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A
SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     If to Nastech:    Nastech Pharmaceutical Company Inc.
                       3450 Monte Villa Parkway
                       Bothell, WA 98021
                       Facsimile: (425) 908-3650
                       Attn: Office of the Chief Executive Officer
                             and President

     With a copy to:   Pryor Cashman Sherman & Flynn LLP
                       410 Park Avenue
                       New York, New York 10022
                       Facsimile: (212) 326-0806
                       Attn: Lawrence Remmel

     11.6 GOVERNING LAW; DISPUTE RESOLUTION.

          (A) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any applicable principles of conflicts of law.

          (B) Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of California and of the United States of America located in the State of California for any matter arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Agreement or the transactions contemplated hereby in the courts of the State of California or of the United States of America located San Diego County, California and hereby further irrevocably and unconditionally waives and agrees not to plead or make any claims for improper venue or plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law.

          (C) Disputes, claims or controversies arising out of the following issues and provisions will be resolved in accordance with Exhibit D attached hereto after good faith attempts to resolve the issues by negotiation between the parties:

               (I) [***];

               (II) [***];

               (III) [***];

               (IV) [***];

               (V) [***];

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

               (VI) [***]

     11.7 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including the schedules and exhibits hereto, contains the entire understanding of the parties (or their Affiliates) with respect to the subject matter hereof. All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings related to the subject matter hereof are superseded by and merged into and extinguished and completely expressed by this Agreement, including the exhibits and schedules hereto. No party shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement, including the exhibits and schedules hereto. As of the Effective Date, the Confidentiality Agreement and the Feasibility Agreement are hereby superseded by this Agreement (and all licenses provided therein are terminated and revert to the grantor thereof, subject to the terms of this Agreement), provided that all Confidential Information (as defined in the Confidentiality Agreement) disclosed pursuant to the Confidentiality Agreement and all Confidential Information (as defined in the Feasibility Agreement) disclosed pursuant to the Feasibility Agreement shall be treated as "Confidential Information" disclosed hereunder, and subject to the terms of this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties unless reduced to writing and signed by an authorized officer of each party.

     11.8 HEADINGS. The heading for each article, section and subsection in this Agreement has been inserted for convenience of reference only and is not intended to limit or expand on the meaning of the language contained in the particular article or section.

     11.9 INDEPENDENT CONTRACTORS. It is expressly agreed that Nastech and Amylin shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture, distributorship, agency, employee-employer or similar business relationship between the parties. Neither party is a legal representative of the other party; and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever. Each party shall use its own discretion and shall have complete and authoritative control over its employees and the details of performing its obligations under this Agreement.

     11.10 NO WAIVER. A party's consent to or waiver, express or implied, of the other party's breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of the other party. A party's failure to complain of any act, or failure to act, by the other party, to declare the other party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such party of its rights hereunder, of any such breach, or of any other obligation or condition. A party's consent in any one instance shall not limit or waive the necessity to obtain such party's consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the party granting such consent or waiver.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     11.11 CUMULATIVE REMEDIES. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

     11.12 FEES AND EXPENSES. Regardless of whether or not the transactions contemplated by this Agreement are consummated, each party shall bear its own fees and expenses incurred in connection with the negotiation and execution of this Agreement.

     11.13 INTERPRETATION. Amylin and Nastech have each participated in negotiations and due diligence and consulted their respective counsel regarding this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     11.14 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (with the exception of Nastech Indemnitees and Amylin Indemnitees under Section 10.1(a)). [***]

     11.15 RULES OF CONSTRUCTION. Any reference in this Agreement to an article, section, subsection, paragraph, clause, schedule or exhibit shall be deemed to be a reference to an article, section, subsection, paragraph, clause, schedule or exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as "herein," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, and (d) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "but not limited to," "without limitation," "inter alia" or words of similar import.

     11.16 COUNTERPARTS. This Agreement may be executed by facsimile or in hard copy in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     IN WITNESS WHEREOF, the parties have executed this DEVELOPMENT AND LICENSE AGREEMENT as of the date first above written.

AMYLIN PHARMACEUTICALS, INC.,           NASTECH PHARMACEUTICAL COMPANY INC.,


By: /s/ Daniel M. Bradbury              By: /s/ Steven C. Quay
    ---------------------------------       ------------------------------------
[Name]  Daniel M. Bradbury              [Name]  Steven C. Quay, M.D., Ph.D.
       ------------------------------          ---------------------------------
[Title] President and COO               [Title] President and CEO
        -----------------------------           --------------------------------

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                    EXHIBIT A

                                 NASTECH PATENTS

                                      [***]


                                     A-1.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                    EXHIBIT B

     DEVELOPMENT PLAN NO. __


                                     B-1.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

AGREED TO AND ACCEPTED BY:

AMYLIN PHARMACEUTICALS, INC.            NASTECH PHARMACEUTICAL COMPANY INC.


Signed: s/s Daniel M. Bradbury          Signed: s/s Steven C. Quay, M.D., Ph.D.
        -----------------------------           --------------------------------
Name: Daniel M. Bradbury                Name: Steven C. Quay
Title: President and CEO                Title: President and CEO
Dated: June 21, 2006                    Dated: June 21, 2006

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                    EXHIBIT C

                                      [***]


                                      C-1.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                    EXHIBIT D

                               DISPUTE RESOLUTION

                                      [***]


476204                               D-1.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                    EXHIBIT E

                                      [***]